                                                      Registration No. 333-32173

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                  __________________________________________

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-8
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                           BANK OF THE OZARKS, INC.
            (Exact name of Registrant as specified in its charter)

          Arkansas                                      71-0556208
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                     Identification Number)

                             12615 Chenal Parkway
                          Little Rock, Arkansas 72211
                                (501) 978-2265
                       (Address, including zip code, of
                         principal executive offices)
                     _____________________________________

                  BANK OF THE OZARKS, INC. STOCK OPTION PLAN
                           (Full title of the plan)
                    ______________________________________

                             George G. Gleason, II
                             12615 Chenal Parkway
                          Little Rock, Arkansas 72211
                                (501) 978-2265
         (Name and address, including zip code, and telephone number, including area code, of agent for service)

                       Copies of all correspondence to:

                              Jeffrey J. Gearhart
                                Kutak Rock LLP
                            425 West Capitol Avenue
                                  Suite 1100
                          Little Rock, Arkansas 72201
                                (501) 975-3000
                   ________________________________________

                        CALCULATION OF REGISTRATION FEE



                                Amount            Proposed Maximum       Proposed Maximum
 Title of Securities             To Be             Offering Price           Aggregate               Amount of
 to be Registered             Registered              Per Share           Offering Price        Registration Fee
Common Stock,
$0.01 Par Value           100,000 shares (1)           $22.45  (2)          $2,245,000 (2)            $561.25

(1) Represents additional shares of Bank of the Ozarks, Inc. Common Stock ("Common Stock") issuable under the Bank of the Ozarks, Inc. Stock Option Plan (the "Plan") by virtue of an amendment to the Plan increasing the number of shares issuable thereunder from 285,000 to 385,000.

(2) This calculation is estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c) and (h) under the Securities Act of 1933. The registration fee for the 100,000 additional shares of Common Stock which may be issued pursuant to the Plan is based upon the average of the reported high and low sales prices for the Common Stock on August 27, 2001.

                   ________________________________________

         INCORPORATION OF PREVIOUS REGISTRATION STATEMENT BY REFERENCE

          The contents of the previous Registration Statement on Form S-8, Registration No. 333-32173, previously filed with the Securities and Exchange Commission by Bank of the Ozarks, Inc. (the "Company") are incorporated herein by this reference.

                     REGISTRATION OF ADDITIONAL SECURITIES

          The Company has previously registered an aggregate 285,000 shares of its Common Stock, $0.01 par value, issuable under the Bank of the Ozarks, Inc. Stock Option Plan (the "Plan"). On April 17, 2001, the stockholders of the Company approved an amendment to the Plan, increasing the number of shares of Common Stock issuable thereunder from 285,000 to 385,000. This Registration Statement is being filed pursuant to General Instruction E to Form S-8 to register such additional shares issuable under the Plan.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits.

     5.1   Opinion of Kutak Rock LLP (filed herewith).

     23.1  Consent of Kutak Rock LLP (included in the opinion filed as Exhibit
           5.1 herewith).

     23.2  Consent of Ernst & Young LLP (filed herewith).

     24.1  Powers of Attorney.*

     *     Previously Filed.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas, on August 29, 2001.

                                  BANK OF THE OZARKS, INC.
                                  (Registrant)



                                  By: /s/  George G. Gleason, II
                                      -----------------------------------------
                                      George G. Gleason, II
                                      Chairman of the Board of Directors and
                                      Chief Executive Officer


          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

           Signature                               Title                              Date
           ---------                               -----                              ----
/s/ George G. Gleason, II         Chairman of the Board of Directors and        August 29, 2001
-------------------------------   Chief Executive Officer
(George G. Gleason, II)           (Principal Executive Officer)

/s/ Mark D. Ross                  President and Director                        August 29, 2001
-------------------------------
(Mark D. Ross)

/s/ Paul E. Moore                 Chief Financial Officer                       August 29, 2001
-------------------------------   (Principal Financial and Accounting
(Paul E. Moore)                   Officer)

-------------------------------   Director
(Jerry Davis)

/s/ Robert East*                  Director                                      August 29, 2001
-------------------------------
(Robert East)

/s/ Linda D. Gleason              Director                                      August 29, 2001
-------------------------------
(Linda D. Gleason)

/s/ Porter Hillard*               Director                                      August 29, 2001
-------------------------------
(Porter Hillard)

/s/ Henry Mariani*                Director                                      August 29, 2001
-------------------------------
(Henry Mariani)

           Signature                               Title                              Date
           ---------                               -----                              ----

/s/ R.L. Qualls*                  Director                                      August 29, 2001
-------------------------------
(R.L. Qualls)

/s/ Kennith Smith*                Director                                      August 29, 2001
-------------------------------
(Kennith Smith)

          The undersigned, by signing his name hereto, does sign and execute this Post-Effective Amendment No. 1 to the Registration Statement as of this 29th day of August, 2001, pursuant to the Powers of Attorney executed on behalf of the above-named officers and directors and contemporaneously filed herewith with the Securities and Exchange Commission.

*By:  /s/ George G. Gleason, II
      ----------------------------------------
      George G. Gleason, II
      Attorney-in-Fact

                                 INDEX TO EXHIBITS


Number      Exhibit
------      -------

5.1         Opinion of Kutak Rock LLP (filed herewith).

23.1        Consent of Kutak Rock LLP (included in the opinion in Exhibit 5.1).

23.2        Consent of Ernst & Young LLP (filed herewith).

24.1        Powers of Attorney.*

-------------
* Previously Filed.